                                                               December 24, 1996

Providentmutual Life and Annuity Company of America
300 Continental Drive
Newark, DE 19713

Gentlemen:

I hereby consent to the reference to my name under the caption "Experts" in the Prospectus filed as part of the Registration Statement on Form S-6 for the Providentmutual Variable Life Separate Account.

                                            Sincerely,

                                            Scott V. Carney, FSA, MAAA
                                            Actuary